UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2020 (October 16, 2020)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of Principal Executive Offices)

(212) 785-0900
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

 □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 □ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 □ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 □ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SELF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 16, 2020, and immediately effective as of such date, the Board of Directors (the “Board”) of Global Self Storage, Inc., a Maryland corporation (the “Company”), approved amendments to amend and restate the Company’s Bylaws (the “Bylaws”). Prior thereto, the Bylaws were last amended and restated effective as of October 20, 2017.
Among the changes effected by the amendments to the Bylaws are the following (capitalized terms used but not defined herein have the meanings ascribed thereto in the Bylaws):
Provisions Relating to Stockholders’ Meetings
•
Clarify that the annual meeting of the Company’s stockholders for the election of the Board’s directors (each, a “director” and, collectively, the “directors”) and the transaction of any other business that is properly brought before the meeting in accordance with the requirements of the Bylaws, the Company’s Amended and Restated Articles of Incorporation (the “Charter”), the Maryland General Corporation law, as amended from time to time (the “MGCL”), the Maryland REIT Law, and other applicable law shall be held on such date and at such time and place (if any), within or without the State of Maryland, as is designated by resolution of the Board adopted by a majority of the total number of authorized directors, whether or not there exists any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption (the “Entire Board”).

•
Provide that the Board, by resolution adopted by the affirmative vote of a majority of the Entire Board, may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but instead shall be held solely by means of remote communication as authorized by Section 2-503(b) of the MGCL.

•	Clarify that for a special meeting of the Company’s stockholders to be called by the Board, it must be approved by a resolution adopted by the affirmative vote of a majority of the Entire Board.
•
Provide greater specificity as to the process to be followed by stockholders requesting that a special meeting of stockholders be called, including (i) specifying additional information required to be included in a stockholder request to the Company for a record date to be fixed (a “Request Record Date”) for determining the stockholders that beneficially own the ownership percentage required to request that a special meeting be called (a “Record Date Request”), and (ii) specifying additional information required to be included in a request from stockholders for the Company to call a special meeting of stockholders (a “Special Meeting Request”).

•
Provide that, to be in proper form, a Record Date Request shall include the following: (i) with respect to each of the stockholders (and each of their Stockholder Associated Persons (as defined in the Bylaws)) requesting that a Request Record Date be set, the information that such stockholder (and each of its Stockholder Associated Persons) would be required, pursuant to the Bylaws, to include in an advance notice submitted by such stockholder in connection with an annual meeting of stockholders, and (ii) with respect to any proposed nominee for election to the Board and each other matter proposed to be acted upon at the special meeting, the information that such stockholder (and each of its Stockholder Associated Persons) would be required, pursuant to the Bylaws, to include in an advance notice submitted by such stockholder in connection with an annual meeting of stockholders.

•
Provide that, to be in proper form, a Special Meeting Request shall be in writing and shall include the following: (i) with respect to each of the stockholders (and each of their Stockholder Associated Persons) requesting the special meeting (but excluding any stockholder that has made such request in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by way of a solicitation statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on Schedule 14A), the information that such stockholder (and each of its Stockholder Associated Persons) would be required, pursuant to the Bylaws, to include in an advance notice submitted by such stockholder in connection with an annual meeting of stockholders, and (ii) with respect to any proposed nominee for election to the Board and each other matter proposed to be acted upon at the special meeting, the information that such stockholder (and each of its Stockholder Associated Persons) would be required, pursuant to the Bylaws, to include in an advance notice submitted by such stockholder in connection with an annual meeting of stockholders.

•
Facilitate the conduct of orderly meetings of stockholders by providing for how the chair of the meeting is designated, by providing the Board and the chair of the meeting with the authority, to the maximum extent permitted by applicable law, to prescribe the rules, regulations, and procedures, and to take such action, as is appropriate for the proper conduct of the meeting.

•
Require that any business proposed for consideration by stockholders at any annual or special meeting of stockholders must (i) be a proper subject to be proposed and voted upon by stockholders of the Company under the Bylaws, the Charter, the MGCL, the Maryland REIT Law, and other applicable law, and (ii) not relate to a matter that is expressly reserved for action by the Board under the Bylaws, the Charter, the MGCL, the Maryland REIT Law, and other applicable law.

Provisions Relating to Advance Notices of Stockholder Proposals and Director Nominations
•
Provide that, in the event that the date of the annual meeting is advanced by more than 30 calendar days, or delayed by more than 60 calendar days, from the first anniversary of the date of the preceding year’s annual meeting, in order for the advance notice to be timely for the current year’s annual meeting, it must be delivered to, and received by, the Company’s secretary at the principal executive office of the Company not earlier than the 150th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 120th calendar day prior to the date of such annual meeting, as originally convened, or the tenth calendar day following the day on which public announcement of the date of such annual meeting is first made by the Company.

•
Require a stockholder seeking to propose nominations of persons for election to the Board or other business at an annual meeting of stockholders to be Present in Person (as defined in the Bylaws) at such meeting to present such proposed nominations or other business.

•
Enhance the information that the Board has access to about any stockholders and their Stockholder Associated Persons proposing to bring nominations or other business before a meeting of the stockholders, including requiring (i) a reasonably detailed description of any plans or proposals of such stockholder or any Stockholder Associated Person relating to the Company that would be required to be disclosed by such stockholder or Stockholder Associated Person pursuant to Item 4 of Schedule 13D if a Schedule 13D relating to the Company was filed with the U.S. Securities and Exchange Commission (the “SEC”) by such stockholder or Stockholder Associated Person pursuant to the Exchange Act (regardless of whether the requirement to file a Schedule 13D with the SEC is applicable to such stockholder or Stockholder Associated Person) together with a description of any agreements, arrangements, or understandings (whether written or oral, formal or informal, or monetary or non-monetary) that relate to such plans or proposals and naming all the parties to any such agreements, arrangements, or understandings, (ii) a representation that such stockholder intends to be Present in Person at the stockholders’ meeting to nominate any person(s) named in its advance notice or to bring such business proposed in its advance notice before such meeting and whether or not such stockholder or any Stockholder Associated Person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding shares of Company Securities (as defined in the Bylaws) required to elect the proposed nominee(s) or approve the proposed business included in its advance notice and/or otherwise to solicit proxies from stockholders in support of the election of such proposed nominee(s) or the approval of such proposed business, and (iii) all other information relating to such stockholder and any Stockholder Associated Person that is required to be disclosed in a proxy statement filed with the SEC, pursuant to Regulation 14A (or any successor provision) under the Exchange Act, by such stockholder or any Stockholder Associated Person in connection with a contested solicitation of proxies for the election of directors of the Company (even if such an election contest is not involved) in which such stockholder or any Stockholder Associated Person is a participant.

•
Enhance the information that the Board has access to about any nominees proposed for election to the Board including, but not limited to, as to each person the stockholder proposes to nominate for election or re-election as a director (i) all information that would be required to be set forth in an advance notice pursuant to the Bylaws’ advance notice provisions if such proposed nominee was the stockholder submitting the advance notice, (ii) the name, age, business address, residence address, email address, and telephone number of such proposed nominee, (iii) a description in reasonable detail of any direct and indirect compensation, reimbursement, indemnification, benefits, and other agreements, arrangements, or understandings (whether written or oral, formal or informal, or monetary or non-monetary) and any other material relationships (A) between or among such proposed nominee and the stockholder submitting the advance notice or any Stockholder Associated Person, and (B) between or among such proposed nominee and any other person or entity (naming such person or entity) in connection with such proposed nominee’s nomination to the Board, and, if elected, such nominee’s service as a member of the Board, (iv) to the extent that such proposed nominee has been previously convicted in any state or federal court of any criminal offense involving a felony, fraud, dishonesty, or a breach of trust or duty, a description in reasonable detail of such offense and all legal proceedings relating thereto, (v) a description in reasonable detail of any and all litigation, whether or not judicially resolved, settled, or dismissed, relating to the proposed nominee’s past or current service on the board of directors, board of trustees, or similar governing body of any corporation, limited liability company, partnership, trust, or any other entity, (vi) a description in reasonable detail of any agreements, arrangements, or understandings (whether written or oral, formal or informal, or monetary or non-monetary) between such proposed nominee and any person as to how such proposed nominee, if elected as a director, would act or vote on any issue or question that may come before the Board, (vii) a description in reasonable detail of any agreements, arrangements, or understandings (whether written or oral, formal or informal, and monetary or non-monetary) between such proposed nominee and any person that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director, with his or her fiduciary duties under applicable law, (viii) a description in reasonable detail of any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary) between the proposed nominee and any person that contemplates such proposed nominee, if elected to the Board, resigning as a member of the Board prior to the conclusion of the term of office to which such proposed nominee was elected, (ix) the amount of any equity securities beneficially owned by such proposed nominee in any person or other entity that is a competitor of the Company, and (x) all other information relating to such proposed nominee that is required to be disclosed in a proxy statement filed with the SEC, pursuant to Regulation 14A (or any successor provision) under the Exchange Act, in connection with a contested election of directors of the Company (even if such an election contest is not involved) wherein such proposed nominee is named as a candidate for election to the Board.

•
Enhance the information that the Board has access to about any business proposed to be brought before a stockholders’ meeting by a stockholder, including, as to any other business that the stockholder proposes to bring before the meeting, (i) a description in reasonable detail of the business proposed to be brought before the meeting, (ii) the text of the proposed business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal, whether binding or precatory, to amend the Bylaws, the Charter, or any policy of the Company, the text of the proposed amendment), (iii) a description in reasonable detail of the reasons for conducting such business at the meeting, and (iv) a description in reasonable detail of any interest in such business, direct or indirect, monetary or non-monetary, of such stockholder or any Stockholder Associated Person, individually or in the aggregate, including any anticipated benefit to such stockholder or Stockholder Associated Person therefrom.

•
Provide that a stockholder’s advance notice to the Company proposing the nomination of persons for election to the Board shall, with respect to each proposed nominee, be accompanied by (i) a written undertaking executed by such proposed nominee that such proposed nominee is not, and will not become, a party to any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary) with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company in writing, (ii) a written undertaking executed by such proposed nominee that such proposed nominee is not subject to any governmental law, regulation, order, or decree that could prohibit, limit, or otherwise impede such proposed nominee’s service on the Board, (iii) a written undertaking executed by such  proposed nominee that such proposed nominee will cooperate with the Company and the Board in scheduling and participating in one or more interviews by the Board and committing that any such proposed nominee shall be completely candid and truthful in responding to any questions posed during such interviews, (iv) each proposed nominee’s written consent to being named in the proxy statement of the stockholder submitting the advance notice as a nominee for election as a director and to serving as a director of the Company if elected, and (v) a questionnaire (which questionnaire shall be provided by the Company upon written request by the stockholder providing the advance notice), completed by such proposed nominee.

•
Provide that a stockholder cannot include in an advance notice a number of proposed nominees for election as directors that is greater than the number of directors to be elected to the Board of Directors at the stockholders’ meeting to which that advance notice relates.

•
Provide that, in the event that the number of directors to be elected to the Board at the current year’s annual meeting of stockholders is increased and there is no public announcement by the Company of such action or specifying the size of the increased Board at least 130 calendar days prior to the first anniversary of the date of mailing of the proxy statement with respect to the preceding year’s annual meeting of stockholders, the advance notice of nominations required by the Bylaws’ advance notice provisions shall also be considered timely with respect to such current year’s annual meeting, but only with respect to nominees for any new director positions created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted to the Company a timely and proper advance notice of nominations proposing nominees for election to the Board at such current year’s annual meeting in compliance with the Bylaws’ advance notice provisions in all applicable respects, and only if such advance notice is delivered to, or mailed to and received by, the secretary of the Company at the principal executive offices of the Company not later than the close of business on the 10th calendar day immediately following the day on which such public announcement is first made by the Company.

•
Provide that a person shall be deemed “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement, or understanding) in concert with, or towards a common goal relating to the leadership, management, governance, policies, board composition, strategic direction, value enhancement plans, or control of the Company in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes, and (ii) at least two additional factors suggest that such persons knowingly intend to act in concert or in parallel towards a common goal relating to the leadership, management, governance, policies, board composition, strategic direction, value enhancement plans, or control of the Company, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, however, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed with the SEC on Schedule 14A.

•
Expand the definition of “Stockholder Associated Persons” of a proposing and/or nominating stockholder to include, among others, (i) any beneficial owner of shares of Company Securities owned of record or beneficially by such stockholder (other than a stockholder that is a depositary), (ii) any Affiliate or Associate (within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner, (iii) any person Acting in Concert with such stockholder or beneficial owner, (iv) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder or beneficial owner in any solicitation of proxies contemplated by the advance notice delivered to the Company pursuant to the Bylaws, (v) any person who may be deemed to be a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with any such stockholder or beneficial owner (or any of their respective Affiliates or Associates) relating to shares of Company Securities, regardless of whether such person is disclosed as a member of a “group” in a Schedule 13D or an amendment thereto filed with the SEC relating to the Company, and (vi) any person that, directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or any Stockholder Associated Person identified in the foregoing clauses (i), (ii), (iii), (iv), or (v).

•
Provide that the chairman of a stockholders’ meeting shall have the power to determine, in consultation with counsel (who may be the Company’s internal counsel), whether any nomination or other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Bylaws’ advance notice provisions and, if he or she should so determine that a nomination or other business was not proposed in accordance with the Bylaws’ advance notice provisions, to declare to the meeting that such defective nomination or proposed business shall be disregarded.

•
Provide that a stockholder, by its delivery of an advance notice to the Company, represents and warrants that all information contained in such advance notice, at the time that it is submitted, is true and accurate in all respects.

•
Provide that, notwithstanding the other requirements contained in the Bylaws’ advance notice provisions, at all times before and after the submission of an advance notice, a stockholder must also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder (including, but not limited to, those relating to the timely and accurate filing with the SEC of Schedule 13D and Schedule 14A and all amendments and supplements thereto), as well as any interpretative guidance and/or requests from the Staff of the SEC, in connection with (i) the matters set forth in the Bylaws’ advance notice provisions, (ii) any plans or proposals contemplated by such stockholder with respect to the Company in connection with submitting an advance notice pursuant to the Bylaws’ advance notice provisions, (iii) any solicitation of, or communication to, stockholders made in connection with any advance notice submitted pursuant to the Bylaws’ advance notice provisions or any of the matters contemplated by such advance notice, and (iv) any filings made, or required to be made, with the SEC in connection therewith.

•
Provide that, for an advance notice to comply with the advance notice provisions of the Bylaws, all the information required to be included therein by the Bylaws’ advance notice provisions must be set forth in writing directly within the body of the advance notice, rather than be incorporated by reference from any pre-existing document or writing, including, but not limited to, any documents publicly filed with the SEC.

•
Provide that, for an advance notice to comply with the advance notice provisions of the Bylaws, each of the requirements of such advance notice provisions must be directly and expressly responded to and an advance notice must clearly indicate and expressly cross-reference which of the advance notice provisions the information disclosed is intended to be responsive to.

•
Provide that a stockholder submitting an advance notice, by its delivery to the Company, acknowledges that it understands that nothing contained therein shall be considered confidential or proprietary information and that neither the Company, the Board, nor any agents or representatives thereof shall be restricted, in any manner, from publicly disclosing or using any of the information contained in such advance notice.

•
Provide that, nothing in the Bylaws shall be deemed to give any stockholder the right to have any nominations of persons for election to the Board or other proposed business included in the proxy statement prepared by the Company; and further provide that, notwithstanding any notice of the stockholders’ meeting, proxy statement, or supplement thereto sent to stockholders on behalf of the Company, a stockholder must separately comply with the Bylaws’ advance notice provisions to propose any nominations or other business at any stockholders’ meeting, including delivering its own separate and timely advance notice to the secretary of the Company that complies in all respects with the requirements of the Bylaws’ advance notice provisions.

•
Provide that a stockholder’s proposed nominations and other business can be disregarded, notwithstanding that proxies in respect of such matters may have been received by the Company, if the stockholder is not Present in Person (as defined in the Bylaws) at the stockholders’ meeting to present its proposed nominations and/or other business, or if such stockholder, any Stockholder Associated Person, or proposed nominee for election to the Board breaches, or takes any action contrary to, any of the representations such person made in the advance notice applicable to such stockholder’s proposed nominations and/or other business or any of the documents submitted in connect therewith.

•
Clarify that the disclosures required by the Bylaws’ advance notice provisions to be included in an advance notice do not require any disclosures with respect to the ordinary course of business activities of any broker, dealer, commercial bank, or trust company that is deemed a Stockholder Associated Person solely as a result of being the stockholder directed to prepare and submit the advance notice on behalf of a beneficial owner of the Company Securities held of record by such broker, dealer, commercial bank, or trust company and who is not otherwise affiliated or associated with such beneficial owner.

Board of Directors
•	Provide that various actions of the Board shall require the approval of the affirmative vote of a majority of the Entire Board.
Other Revisions
•	Provide various miscellaneous provisions and definitions applicable to the Bylaws.
•
Incorporate into the Bylaws various other “clean-up” changes, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, the addition of a table of contents, and providing capitalized definitions for certain terms.

The foregoing description of the various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws that were adopted by the Board on October 16, 2020, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.
Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX
Exhibit number	Description
3.1	Third Amended and Restated Bylaws of Global Self Storage, Inc., as amended and restated as of October 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

Date: October 16, 2020	By:	/s/ Mark C. Winmill
	Name:	Mark C. Winmill
	Title:	President and Chief Executive Officer